                                                      Exhibit 10.29

추 가 합 의 서

ADDITIONAL AGREEMENT

본 추가합의서는 대한민국에 소재한 1) [주식회사 에버코어인베스트먼트홀딩스(구 텔콘홀딩스(주))(이하 “에버코어”)], 2) 주식회사 텔콘알에프제약(구 주식회사 텔콘, 이하 “텔콘”) 및 미합중국에 소재한 3) Emmaus Life Sciences, Inc. (이하 “엠마우 스”)간에 2018. 7. 2. 체결되었다.

This ADDITIONAL AGREEMENT (this “Agreement”) is made as of July 2, 2018 by and among (1) Evercore Investment Holdings Co., Ltd. (formerly Telcon Holdings Co. Ltd., “Evercore”), a company with its place of business in the Republic of Korea (“Korea”), (2) Telcon RF Pharmaceutical Inc. (formerly Telcon Inc., “Telcon”), a company with its place of business in Korea and (3) Emmaus Life Sciences, Inc. (“Emmaus”), a company with its place of business in U.S.A.

에버코어, 텔콘 및 엠마우스(이하 총칭하여 “당사자들”)는 아래와 같이 본 추가합 의서의 내용에 대하여 합의한다.

Evercore, Telcon and Emmaus (collectively, the “Parties”) hereby agree as follows:

제 1 조 [목적]

ARTICLE 1 OBJECTIVE

본 추가합의서는, (1) 당사자들 간에 체결된 (i) 2017. 6. 12.자 경영권인수계약서, (ii) 2017. 9. 29.자 합의서 및 (iii)  텔콘과 엠마우스 간에 체결된 2017.  6.  16.자 API  Supply Agreement(이하 (i), (ii), (iii)을 총칭하여 “기존 계약”)에 따른 당사자들의 법 률관계를 명확하게 하고, (2) 현재 텔콘이 소유한 엠마우스 주식 및 엠마우스가 보유한 주식회사 케이피엠테크(이하 “케이피엠테크”) 주식의 처리방법을 정하기 위하여 체결한다.

This Agreement (1) clarifies the rights and obligations of the Parties under (i) the Management Control Acquisition Agreement by and among the Parties dated as of June 12, 2017 (the “MCSA”), (ii) the Agreement by and among the Parties dated as of September 29, 2017 (the “9/29 Agreement”) and (iii) the API Supply Agreement by and between Telcon and Emmaus dated as of June 16, 2017 (the “API Supply Agreement”), (contracts under (i), (ii) and (iii) collectively referred to as “Existing Contracts”) and (2) sets forth the matters related to the disposal of the shares of Emmaus owned by Telcon and the shares of KPM Tech Co., Ltd. (“KPM Tech”) owned by Emmaus.

제 2  조 [게실병 치료제의 호주 판권관련 합의내용 해지]

ARTICLE 2 TERMINATION OF  AGREEMENT  ON  THE  DISTRIBUTION RIGHT FOR DIVERTICULOSIS TREATMENT IN AUSTRALIA

텔콘과 엠마우스는 2017. 9. 29.자 합의서 제3조[게실병 치료제의 아시아 판권 잔금

SHINKIM #6383894 v0 .1

지급] 제2항을 이행하기 위하여 게실병 치료제 호주 판권의 가치에 대한 외부평  가를 진행하였으며, 외부평가금액 한도 내에서 상호 협의하여 가치를 산정하여 계약을 체결하려고 노력하였으나, 당사자들간 상호 협의가 이루어지지 않음에 따  라, 본 추가합의서를 통하여 게실병 치료제의 호주 판권 계약을 체결하지 않는 것으로 합의한다. 당사자들은 텔콘과 엠마우스가 더 이상 게실병 치료제 호주 판 권에 관한 계약을 협상하거나 체결할 의무를 부담하지 않는다는 점을 확인하며, 이와 관련하여 다른 당사자(들)에게 위 합의서에 규정된 위약벌을 포함한 일체의 책임을 묻지 않기로 한다.

Pursuant to Article 3(2) (Payment of Remaining Consideration for Asian Distribution Right for Diverticulosis Treatment) of the Sep. 29, 2017 Agreement, Telcon and Emmaus conducted appraisal of the value of the Australian distribution right and exercised their best efforts to agree on a value not exceeding the appraisal value. However, the Parties failed to reach an agreement and hereby agree not to enter into a distribution agreement for the distribution right for diverticulosis treatment in Australia. The Parties acknowledge and agree that (i) Telcon and Emmaus have no further obligation to negotiate for or enter into an agreement related to the distribution right for diverticulosis treatment in Australia and (ii) the Parties shall exempt the other Parties from any liability in relation to the said obligation including the penalty provided for in the Sept. 29, 2017 Agreement.

제 3 조 [SCD원료공급 관련 질권변경]

ARTICLE 3 CHANGE OF PLEDGE RELATED  TO  SCD  RAW  MATERIAL SUPPLY

1. 2017. 6. 16.자 API Supply Agreement 제2조 제2항 제2호에 따라 엠마우스는 텔  콘에 엠마우스가 소유한 텔콘 발행 보통주식 6,643,559주 및 케이피엠테크  발행 보통주식 4,248,720주를 담보로 제공한 바 있으며, 담보제공기한은 텔 콘이 위 API Supply Agreement의 별첨(Exhibit A)에 규정된 Product 공급권 취 득을 위하여 지급한 360억원과 동일한 금액의 총 매출이익이 텔콘에게 발생   된 때까지로 하되, USD 5,000,000 이상의 총매출액과 USD 2,500,000 이상의 총매출이익이 모두 텔콘에게 발생된 때에는 엠마우스 소유 케이피엠테크 주 식에 관해 설정된 담보를 해제하기로 한 바 있다.

1.

Pursuant to Article 2(2)(ii) of the API Supply Agreement, Emmaus pledged its (i) 6,643,559 common shares of Telcon and (ii) 4,248,720 common shares of KPM Tech to Telcon as collateral. The duration of pledge is until such time as Telcon realizes total profits of KRW 36 billion, which is the amount Telcon paid for the acquisition of supply right for the products set forth in Exhibit A of the API Supply Agreement; provided that, if Telcon achieves total revenue of USD 5,000,000 or more AND total profit of USD 2,500,000 or more, the pledge on KPM Tech shares owned by Emmaus is to be cancelled.

2.	상기 1항과 관련하여, 텔콘은 엠마우스가 담보로 제공한 케이피엠테크 주식

SHINKIM #6383894 v0 .1

4,248,720주에 대한 질권을 본 추가합의서 체결 즉시 해당주식에 대한 종목 질권에서 해당주식이 입고된 계좌에 대한 질권으로 변경하기로 한다.  단,  이 와 같은 질권 변경은 2017. 6. 16.자 API Supply Agreement의 다른 조항을 변경 하거나 그 밖에 어느 당사자의 의무를 경감시키는 효력을 갖지 아니한다.

2. With respect to Paragraph 1 above, Telcon shall change the pledge on KPM Tech shares owned by Emmaus which were provided by Emmaus as collateral, to a pledge on the account in which the shares are held, immediately upon the execution of this Agreement; provided that such cancellation of pledge shall not have the effect of amending any other provision of the API Supply Agreement, or otherwise reducing the obligations of any Party thereunder.

제 4  조 [텔콘이 소유한 엠마우스 주식의 매각]

ARTICLE 4SALE OF EMMAUS SHARES OWNED BY TELCON

1. 텔콘은 2017. 9. 29.자 합의서에 따라 케이피엠테크 및 주식회사 한일진공으  로부터 엠마우스 발행 보통주식 4,444,445주를 1주당 USD 6.60으로 매수하여 소유하고 있는 바, 엠마우스는 본 추가합의서 제3조 제2항에 따라 질권이 설정된 계좌에 입고되어 있는 케이피엠테크 주식을 2018.  8.  31.까지 합리적  인 가격에 매각하여,  매각대금 중 이백만불을 제외한 금액으로 텔콘이 소유   한 엠마우스 주식을 1주당 매매가액을 USD 7.60으로 하여 매수하기로 하며, 텔콘은 매매대금을 수령하는날 제3조 제2항에 따라 설정된 계좌질권을 해지 하기로 한다. 엠마우스는 2018. 12.  15.까지 매각대금 중 남은  이백만불을 텔  콘 소유의 잔여 엠마우스 주식을 1주당 매매가액을 USD 7.60으로 매수하는 데에 사용하여야 한다.

1.

Pursuant to the 9/29/2017 Agreement, Telcon purchased 4,444,445 common shares of Emmaus from KPM Tech and Hanil Vacuum Co., Ltd. at the price of USD 6.60 per share. Emmaus shall exercise its best efforts to sell the KPM Tech shares entered into the pledged account pursuant to Article 3(2) hereof at commercially reasonable prices by August 31, 2018, and to the extent that such sale is actually made, shall use the proceeds from such sale, except $2,000,000, to purchase Emmaus shares owned by Telcon at the price of USD 7.60 per share, and Telcon shall release the pledge on account effected under Article 3(2) on the date of receipt of the purchase price. Emmaus shall use $2,000,000 to purchase remaining Emmaus shares at $7.60 share price by December 15, 2018.

2.

엠마우스는 2018. 10. 31.까지 텔콘이 소유한 엠마우스 주식의 전부 또는 일 부를 1주당 매매가액을 USD 7.60으로 하여 추가로 매수할 권리를 가진다. 엠마우스가 본 항에 따른 매수권을 행사할 경우, 텔콘과 엠마우스 간에는 엠마우스가 매수권을 행사한 주식에 관해 1주당 USD 7.60의 매매가액으로 주식매매계약이 체결된 것으로 간주되며, 텔콘과 엠마우스는 그로부터 10일

SHINKIM #6383894 v0 .1

내에 주식매매계약에 따른 이행을 종결하여야 한다. 2018. 11. 1. 이후에도 엠 마우스는 텔콘이 소유한 엠마우스 주식에 대한 매수권을 보유하되, 다만 그 매매가액은 매수권을 행사한 이후 별도의 외부평가를 거쳐 텔콘과 엠마우스  가 상호 협의한 가격으로 정하기로 한다. 엠마우스는 외부평가기관이 외부 평가에 필요한 자료를 요구하는 경우 적시에 제공하여 최대한  빠른 시간 내  에 주식의 매각이 완료될 수 있도록 노력하여야 한다.

2.

Until October 31, 2018, Emmaus shall have a right to additionally purchase all or parts of Emmaus shares owned by Telcon at the price of USD 7.60 per share (the “Call Option”). In case where Emmaus exercises the Call Option, a share purchase agreement shall be deemed to have been executed between Telcon and Emmaus in respect of the shares for which Emmaus exercised the Call Option, at the price of USD

7.60 per share, and Telcon and Emmaus shall close the transaction pursuant to such share purchase agreement within ten (10) days thereafter. Emmaus shall continue to have a call option in respect of Emmaus shares owned by Telcon from and after November 1, 2018, provided that the purchase price in such case shall be the price agreed by Telcon and Emmaus based on a separate appraisal process, to be conducted following exercise of such call option. If the appraiser requests information necessary for the appraisal, Emmaus shall exercise its best effort in providing the requested information so that the share sale and purchase can be completed as soon as practicable.

3.

상기 제1항 또는 제2항에 따른 엠마우스 주식 매매가 이루어지는 경우,  텔  콘은 매매대상 엠마우스 주식의 완전한 소유권을 담보권 등 일체의 제한이    나 부담이 없는 상태로 엠마우스에게 이전하여야 한다.  엠마우스는 엠마우    스 주식의 소유권을 이전 받음과 동시에, 자신의  선택에  따라 매매대금을  미화 또는 원화로 지급하되, 미화를 원화로 환산하거나 원화를 미화로 환산 하는 경우 그 적용환율은 실제 지급일 전날 하나은행(KEB Hana Bank)의 홈 페이지에 최종 게시된 매매기준율로 한다.

3.

Upon consummation of the sale and purchase transaction in respect of Emmaus shares pursuant to Paragraph 1 or 2 above, Telcon shall deliver clean title to the Emmaus shares subject to sale and purchase, free and clear of lien, encumbrances and adverse claims including security interests. Simultaneously with the receipt of title to the Emmaus shares, Emmaus shall pay the purchase price in either KRW or USD in its discretion. In case where USD is exchanged for KRW or vice versa, the applicable exchange rate shall be the final basic exchange rate announced on the website of KEB Hana Bank on the day preceding the payment date.

4.	상기 2항에 규정된 매수권과 별도로, 텔콘은 자신이 소유하는 엠마우스 주 식의 전부 또는 일부를 제3자(이하 “양수인”)에게 매각, 양도 또는 이전(이하 “양도 등”) 하거나, 엠마우스가 나스닥에 상장된 이후 장내매각 하고자 하는 경우, 아래와 같이 엠마우스에게 우선매수권을 보장하여야 한다. 엠마우스의 본 우선매수권은 2019. 6. 30까지 보장된다.

SHINKIM #6383894 v0 .1

4.

In addition to the call options set forth in Paragraph 2 above, if Telcon wishes to sell, assign or transfer (“Transfer”) all or part of Emmaus shares owned by Telcon, or sell such shares on the market subsequent to listing of the shares on NASDAQ, Telcon shall grant a right of first refusal (the “ROFR”) to Emmaus until June 30, 2019, as follows:

(a)

텔콘은 자신이 소유하는 엠마우스 주식의 전부 또는 일부를 양도 등을 하고자 하는 경우 (i)  양도 등을 하고자 하는 주식(이하 “양도대상주식”) 의 매도의사, (ii) 매매대금, (iii) 매도예정일 및 (iv) 매매대금의 지급방법 등과 같은 매도조건을 엠마우스에게 통지(이하 “매도통지”)하여 엠마우 스에게 매도통지에 기재된 매도조건에 따른 양도대상주식에 관한 우선 매수의 기회를 부여하여야 한다.

(a)

In case where Telcon intends to Transfer all or part of its Emmaus shares, Telcon shall send a notice (the “ROFR Notice”) to Emmaus stating (i) the intention to sell the Emmaus shares subject to transfer (the “ROFR Shares”), (ii) the purchase price, (iii) the expected closing date of the sale, (iv) the method of payment of the purchase price, and other material terms of the Transfer, thereby providing a prior opportunity for Emmaus to purchase the ROFR Shares on the terms stated in the ROFR Notice.

(b)	매도통지를 받은 엠마우스는 그 수령일로부터 10일(이하 “우선매수권 행사기간”) 이내에 우선매수권을 행사할 것인지 여부를 텔콘에게 통지 하여야 한다. 엠마우스가 우선매수권 행사기간 내에 우선매수권을 행사 한다는 사실을 텔콘에게 통지하지 않는 경우, 엠마우스가 양도대상주식 에 대하여 우선매수권의 행사를 포기한 것으로 본다.
(b)

Emmaus shall notify Telcon as to whether Emmaus will exercise the ROFR or not within ten (10) days following receipt of the ROFR Notice (the “ROFR Period”). If Emmaus does not notify Telcon of its intention to exercise the ROFR within the ROFR Period, Emmaus shall be deemed to have waived its ROFR with respect to the ROFR Shares.

(c)	매도통지를 받은 엠마우스가 우선매수권 행사기간 내에 우선매수권을 행사한다는 사실을 텔콘에게 통지한 경우, 매도통지에 기재된 거래조건 에 따라 엠마우스와 텔콘 간에 양도대상주식에 관한 매매계약이 체결 된 것으로 간주되며, 텔콘과 엠마우스는 그로부터 10일 내에 주식매매 계약에 따른 이행을 종결하여야 한다.
(c)

Following receipt of the ROFR Notice, if Emmaus notifies Telcon of its intent to exercise the ROFR within the ROFR period, a share purchase agreement shall be deemed to have been executed in respect of the ROFR Shares by and between Emmaus and Telcon under the terms set forth in the ROFR Notice, and Telcon and Emmaus shall close the transaction under such share purchase agreement within ten (10) days of such notice by Emmaus.

(d)	매도통지를 받은 엠마우스가 우선매수권 행사기간 내에 우선매수권을 행사하지 아니한다는 의사를 표시하거나, 상기 (b)항에 따라 우선매수

SHINKIM #6383894 v0 .1

권을 포기한 것으로 간주되는 경우, 텔콘은 엠마우스 이외의 제3자에게 매각하는 경우에는 매도통지에 기재된 매도조건과 같거나 그보다 양수 인에게 불리한 조건으로 양도대상주식에 대하여 양도 등을 할 수 있다. 다만 엠마우스가 나스닥에 상장되는 경우, 나스닥상장 이후의 장내매각 하는 경우에는 매도통지에 기재된 매도조건과 관계없이 매각할 수 있   다. 단, 제3자에 대한  양도 등이 엠마우스의  매수통지 수령일로부터 30  일 이내에 종결되지 않는 경우 텔콘은 본 항에 규정된 절차를 다시 이 행하여 엠마우스에게 우선매수권 행사 기회를 또 한번 부여하여야 한   다.

(d)  Following receipt of the ROFR Notice, if Emmaus notifies Telcon of its intention not to exercise the ROFR within the ROFR Period or if Emmaus is deemed to have waived its ROFR pursuant to paragraph (b) above, Telcon may Transfer the ROFR Shares to a third party other than Emmaus on terms which are equal to or less favorable to the transferee than the terms set forth in the ROFR Notice, provided that, if the Emmaus shares are listed on NASDAQ, any Transfer on the market following the listing may be effected without consideration of the terms  set forth in the ROFR Notice. If the transfer to the third party is not closed within thirty (30) days following Emmaus’ receipt of the ROFR Notice, Telcon shall repeat the procedures set forth in this Article and grant another ROFR to Emmaus.

제 5 조 [위약벌]

ARTICLE 5 PENALTY FOR BREACH

어느 당사자가 본 추가합의서에서 정한 의무를 위반한 경우 해당 의무의 이행상 대방 당사자에게 금 오십억원을 위약벌로 지급하기로 한다. 단, 텔콘이 제4조 제4 항을 위반하여 제3자에게 엠마우스 주식을 양도하고 그로 인한 매각차익이 금 오 십억원을 초과하는 경우에는 그 매각차익 금액을 위약벌 금액으로 한다.

If any Party breaches any obligation hereunder, the breaching Party shall pay KRW 5 billion as a penalty for breach to the Party to whom such obligation is owed; provided that, if Telcon transfers its Emmaus shares to a third Party in violation of Article 4(4) hereof and the profits from such sale exceed KRW 5 billion, such greater amount shall be the penalty for breach.

제 6 조 [추가 의무]

1.	엠마우스, 에버코어, 텔콘은 기존 계약에 대하여 아무런 이의 제기를 하지 않는다.
1.	Emmaus, Evercore, and Telcon shall not make any appeal of the existing contracts.

2.	엠마우스 및 텔콘은 SCD 원료 공급과 관련하여 2017. 6. 16.자 API Supply Agreement 및 본 계약이 규정하는 바에 따라 이행을 하여야 하며, 해당 계약

SHINKIM #6383894 v0 .1

내용의 변경은 텔콘과 엠마우스의 동의 없이는 불가하다.

2.

In relation to the supply of SCD raw materials, Emmaus and Telcon shall perform their respective obligations in accordance with the 6/16/2017 API Supply Agreement and this Agreement, and the terms of said agreements cannot be changed without the mutual agreement of Telcon and Emmaus.

3.	텔콘이 엠마우스와 아지노모토사의 지시에 따라 실행한다는 가정하에, 엠마 우스는 텔콘이아지노모토사로부터 제공받은원료를 [2018]. [8]. [31].까지 엠마 우스에게 처음으로 납품할 수 있도록 최대한 협조한다.
3.	Provided that Telcon follows the instructions from Emmaus and Ajinomoto, Emmaus shall provide utmost cooperation to enable Telcon to supply the first order of API to Emmaus by August 31, 2018.

4.	2017. 6. 16.자 API Supply Agreement에도 불구하고 엠마우스는 2018년까지 텔 콘의 최소 매출액 $2,000,000과 최소 매출이익 $1,000,000를 보장한다.
4.	Notwithstanding the 6/16/2017 API Supply Agreement, Emmaus guarantees Telcon minimum of USD 2,000,000 revenue and USD 1,000,000 profit in 2018.

5.	엠마우스는 관련 법률이 허용하는 한도 내에서 게실병 임상 관련 임상 신청 (IND)에 대한 결과 및 향후 진행사항 그리고 엠마우스의 나스닥 상장과 관 련된 정보를 텔콘에게 신속히 제공하여야 한다.

5. To the extent permitted  under applicable law,  Emmaus shall promptly provide Telcon  with the results and progress of the diverticulosis IND and the information related to Emmaus’ NASDAQ IPO.

제 7 조 [기타]

ARTICLE 7MISCELLANEOUS

1.   본 추가합의서는 당사자들이 기명날인 또는 서명한 날로부터 효력이 발생한    다.

1.	This Agreement shall be effective as of the date on which the Parties signed or affixed the seals on this Agreement.

2.	본 추가합의서에서 규정한 사항들에 대해서는 본 추가합의서가 당사자들 간 에 체결된 기존 계약에 우선하여 적용된다.
2.	With respect to the matters set forth herein, this Agreement shall supersede any prior agreement or contract among the Parties (including the MCSA, the 9/29 Agreement and the API Supply Agreement).

3.	본 추가합의서는 대한민국 법률에 따라 해석된다.
3.	This Agreement shall be construed in accordance with the laws of Korea.

SHINKIM #6383894 v0 .1

4.	본 추가합의서로부터 또는 이와 관련하여 발생하는 제반 분쟁에 대하여는 서울중앙지방법원을 제1심 관할법원으로 한다.
4.	Any dispute arising under or related to this Agreement shall be submitted to the jurisdiction of the Seoul Central District Court as the court of first instance.

SHINKIM #6383894 v0 .1

본 추가합의서는 3부로 작성되며, 본 추가합의서의 체결을 증명하기 위하여 각 당사자의 적법한 대리인이 서명날인한다(단, 한국 당사자의 경우 당사자들의 대표 자들이 각 회사의 법인인감도장을 날인 또는 서명하고 인감증명을 첨부키로 한    다).

IN WITNESS WHEREOF, the Parties have executed this Agreement in three (3) copies by their respective authorized representatives (for Korean Parties, the representatives shall sign or affix the corporate seal with attachment of the Certificate of Seal Impression).

2018년 7월 2일 July 2, 2018

주식회사 에버코어인베스트먼트홀딩스(구. 텔콘홀딩스(주))

주소 : 서울시 강남구 테헤란로 108길 25, 5층(대치동, 대치빌딩) 대표이사  :  김 지 훈(인)

Evercore Investment Holdings Co., Ltd. (formerly, Telcon Holdings Co., Ltd.)

Address: 5th Floor, 25, Teheran-ro 108-gil (Daechi-dong, Daechi Building), Gangnam-gu, Seoul, Korea

Representative Director: Ji Hoon Kim(Seal)

주식회사 텔콘알에프제약

주소 : 경기도 용인시 기흥구 동탄기흥로 684

대표이사  :  김 지 훈(인) Telcon RF Pharmaceutical Inc.

Address: 684, Dongtandgiheung-ro, Giheung-gu, Youngin-si, Gyeonggi-do, Korea Representative Director: Ji Hoon Kim(Seal)

Emmaus Life Sciences Inc.

주소 : 21250 Hawthorne Blvd. Suite 800 Torrance, CA 90503 CEO : Dr. Yutaka Niihara(인)

Emmaus Life Sciences Inc.

Address: 21250 Hawthorne Blvd. Suite 800 Torrance, CA 90503 CEO: Dr. Yutaka Niihara(Seal)